UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------



                                   FORM 8-K/A


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 30, 2001


                      MICROWAVE TRANSMISSION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



       Texas                        000-30722                    75-2197372
-------------------           ---------------------         -------------------
(State or other jurisdiction       (Commission               (I.R.S. Employer
of incorporation)                     File Number)           Identification No.)




          541 Sterling Drive, Richardson, Texas                    75081
-------------------------------------------------------------  ----------------
(Address of principal executive offices)                        (Zip Code)



        Registrant's telephone number, including area code: (972)669-0591

Introductory Note:

         This amendment on Form 8-K(A) amends the current Report on Form 8-K filed by Microwave Transmission Systems, Inc. (the "Company") on August 30, 2001 with respect to the Company's acquisition via merger of CKS Management, Inc. ("CKS"), Viper Communication Systems, Inc. ("Viper") and Epic Communications, Inc. ("Epic"). This Amendment is being filed for the purposes of providing additional information pursuant to Item 7, (a) the historical financial statements of businesses acquired and (b) the Unaudited Pro Forma Financial Information of the Company and the notes thereto.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

         Microwave Transmission Systems, Inc., a Texas corporation, hereby amends its report on Form 8-K dated August 30, 2001 to include in Item 7 thereof the following:

         (a) Financial Statements of Businesses Acquired

             (i) CKS Management, Inc.

                 (1)  Report of Independent Auditors

                 (2)  Balance Sheets as of December 31, 1999 and 2000

                 (3) Statements of Operations for the years ended December 31, 1999 and 2000

                 (4) Statements of Stockholders' Equity for the years ended December 31, 1999 and 2000

                 (5) Statements of Cash Flows for the years ended December 31, 1999 and 2000

                 (6)  Notes to Financial Statements

              (ii) Epic Communications, Inc.

                 (1)  Report of Independent Auditors

                 (2)  Balance Sheets as of December 31, 1999 and 2000

                 (3) Statements of Operations for the years ended December 31, 1999 and 2000

                 (4) Statements of Stockholders' Equity for the years ended December 31, 1999 and 2000

                 (5) Statements of Cash Flows for the years ended December 31, 1999 and 2000

                 (6)  Notes to Financial Statements

              (iii) Viper Communication Systems, Inc.

                 (1)  Report of Independent Auditors

                 (2)  Balance Sheets as of December 31, 1999 and 2000

                 (3) Statements of Operations for the years ended December 31, 1999 and 2000

                 (4) Statements of Stockholders' Equity for the years ended December 31, 1999 and 2000

                 (5) Statements of Cash Flows for the years ended December 31, 1999 and 2000

                 (6)  Notes to Financial Statements

         (b) Pro Forma Financial Information (Unaudited)

              Microwave Transmission Systems, Inc. Unaudited Pro Forma Consolidated Condensed Financial Statements

              (i) Introduction to Unaudited Pro Forma Consolidated Condensed Financial Statements

              (ii) Unaudited Pro Forma Consolidated Condensed Statement of Operations




                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Microwave Transmission Systems, Inc.

Dated:   November 12, 2001                By:   /s/ P. David Spurlin
                                          Name: P. David Spurlin
                                          Title:Chief Executive Officer

         (a) Financial Statements of Businesses Acquired

              (i)
                              CKS MANAGEMENT, INC.




                                TABLE OF CONTENTS

                                                                           Page
Report of Independent Certified Public Accountants                          F-5

Balance Sheets as of December 31, 1999 and 2000                             F-6

Statements of Operations for the Years Ended December 31, 1999 and 2000     F-8

Statements of Stockholders' Equity for the Years Ended December 31, 1999
and 2000                                                                    F-9

Statements of Cash Flows for the Years Ended December 31, 1999 and 2000     F-10

Notes to Financial Statements                                               F-12

                             Daniel L. Lassiter, Jr.
                           Certified Public Accountant
                              670 W. Campbell Road
                                    Suite 150
                             Richardson, Texas 75080
                                  972-644-8540



                REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


The Board of Directors
CKS Management, Inc.


I have audited the accompanying balance sheets of CKS Management, Inc.(a Texas corporation) as of December 31, 1999 and 2000, and the related statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CKS Management, Inc. as of December 31, 1999 and 2000, and the results of its operations and its cash flows for years then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Daniel L. Lassiter, Jr.

Daniel L. Lassiter, Jr. CPA
Richardson, Texas
April 27, 2001

                              CKS MANAGEMENT, INC.

                                 BALANCE SHEETS



                                     ASSETS

                                                                                December 31,
                                                                      ---------------------------------
                                                                           1999               2000
                                                                      -------------       ------------

CURRENT ASSETS
   Cash                                                                $    28,403        $          -
   Accounts Receivable - Note 2
     Trade, net                                                            716,025           1,033,509
     Employee and Other                                                      5,500              10,083
   Costs in Excess of Billings on Uncompleted Contracts                    158,856             123,639
   Prepaid Expenses                                                          3,472               4,714
                                                                       -----------        ------------

              Total Current Assets                                         912,256           1,171,945
                                                                       -----------        ------------

LAND, BUILDINGS AND EQUIPMENT
   Land and Building                                                             -             280,626
   Furniture and Fixtures                                                   16,665              26,708
   Vehicles and Equipment                                                  283,245             476,599
   Production Equipment                                                     51,475              86,638
                                                                       -----------        ------------
                                                                           351,385             870,571

   Less Accumulated Depreciation                                          (186,715)           (201,852)
                                                                       -----------        ------------

              Net Land, Buildings And Equipment                            164,670             668,719
                                                                       -----------        ------------









              TOTAL ASSETS                                             $ 1,076,926        $  1,840,664
                                                                       ===========        ============






                                   (Continued)
                          The accompanying notes are an
                   integral part of these financial statements

                              CKS MANAGEMENT, INC.

                                 BALANCE SHEETS



                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                                   December 31,
                                                                        --------------------------------
                                                                              1999              2000
                                                                         -------------      ------------

CURRENT LIABILITIES
   Cash Overdraft                                                        $          -       $     24,851
   Note Payable - Note 3                                                            -            100,000
   Note Payable-Related Party - Note 7                                        272,474            332,454
   Current Maturities of Long-Term Debt - Note 4                               42,032             38,084
   Accounts Payable and Accrued Liabilities - Note 5                          127,178            190,764
   Current Income Taxes Payable                                                15,201             45,361
   Deferred Income Taxes Payable - Note 6                                     187,461            321,206
   Payable to Related Party                                                         -                  -
                                                                         ------------       ------------

              TOTAL CURRENT LIABILITIES                                       644,346          1,052,720

LONG-TERM DEBT, NET OF CURRENT      MATURITIES - Note 4
                                                                               35,507             72,701
                                                                         ------------       ------------

              TOTAL LIABILITIES                                               679,853          1,125,421
                                                                         ------------       ------------

STOCKHOLDERS' EQUITY
   Undesignated Preferred Stock $1.00 par value, 990,490
     shares authorized; none issued                                                 -                  -
   Class A Preferred Stock $1.00 par value, 510 shares
     authorized; issued and outstanding                                           510                510
   Common Stock, $1.00 par value, 1,000,000
     shares authorized; 990 shares issued and outstanding                         990                990
   Retained Earnings                                                          395,573            713,743
                                                                         ------------       ------------

              TOTAL STOCKHOLDERS' EQUITY                                      397,073            715,243
                                                                         ------------       ------------

              TOTAL LIABILITIES AND
                  STOCKHOLDERS' EQUITY                                   $  1,076,926       $  1,840,664
                                                                         ============       ============






                          The accompanying notes are an
                   integral part of these financial statements

                              CKS MANAGEMENT, INC.

                            STATEMENTS OF OPERATIONS


                                                                                              YEARS ENDED
                                                                                             December 31,
                                                                             ---------------------------------------
                                                                                    1999                     2000
                                                                               --------------             ------------

SALES REVENUE                                                                   $  3,319,561              $  4,944,196

COST OF SALES                                                                      2,291,792                 3,575,946
                                                                                ------------              ------------

         GROSS PROFIT                                                              1,027,769                 1,368,250

GENERAL AND
   ADMINISTRATIVE EXPENSES
                                                                                     745,070                   812,774

   DEPRECIATION                                                                       69,492                    73,663
                                                                                ------------              ------------

         OPERATING PROFIT (LOSS)                                                     213,207                   481,813

OTHER INCOME (EXPENSE)
   Interest Expense                                                                   (5,230)                  (17,238)
   Gain on Sale of Assets                                                                  -                    17,500
                                                                                ------------              ------------
         INCOME BEFORE
           INCOME TAXES                                                              207,977                   482,075

PROVISION FOR INCOME TAXES - Note 6
     Current                                                                          15,201                    45,361
     Deferred                                                                         55,511                   118,544
                                                                                ------------              ------------
                                                                                      70,712                   163,905
                                                                                ------------              ------------

         NET INCOME                                                             $    137,265              $    318,170
                                                                                ============              ============











                          The accompanying notes are an
                   integral part of these financial statements

                              CKS MANAGEMENT, INC.

                       STATEMENTS OF STOCKHOLDERS' EQUITY

                     YEARS ENDED DECEMBER 31, 1999 AND 2000


                                Preferred Stock                   Common Stock
                            ----------------------------    ----------------------------
                              Number of                        Number of                         Retained
                                Shares          Amount          Shares           Amount          Earnings          Total
                             ------------       ------        ------------       ------          --------        -------

BALANCE,
   DECEMBER 31, 1998               510          $ 510                990          $ 990          $  258,308      $  259,808

   Net Income                        -              -                  -              -             137,265         137,265
                               -------          -----             ------          -----          ----------      ----------

BALANCE,
   DECEMBER 31, 1999               510            510                990            990             395,573         397,073

   Net Income                        -              -                  -              -             318,170         318,170
                               -------          -----             ------          -----          ----------      ----------

BALANCE,
   DECEMBER 31, 2000               510            510                990            990             713,743         715,243

   Net Income                        -              -                  -              -               3,761           3,761
                               -------          -----             ------          -----          ----------      ----------













                          The accompanying notes are an
                   integral part of these financial statements

                              CKS MANAGEMENT, INC.

                            STATEMENTS OF CASH FLOWS

                                                                                   YEARS ENDED
                                                                                  December 31,
                                                                  ---------------------------------------------
                                                                           1999                         2000
                                                                      --------------               ---------------

CASH FLOW FROM OPERATING ACTIVITIES
     Net Income                                                        $   137,265                   $   318,170
       Adjustments to Reconcile Net Income to Net Cash Flow from
         Operating
           Depreciation                                                     69,492                        73,663
           Gain on Sale of Assets                                                -                       (17,500)
           Deferred Taxes                                                   55,511                       118,544
       Changes in Assets and Liabilities
           Accounts Receivables                                            101,607                      (322,067)
           Cost in Excess of Billings on Uncompleted Contracts            (134,879)                       35,217
           Prepaid Expenses                                                   (973)                       (1,242)
           Other Assets                                                       (794)                            -
           Cash Overdraft                                                  (18,766)                       24,851
           Accounts Payable and Accrued Liabilities
                                                                           (58,216)                       63,586
           Income Taxes Payable                                                  -                        45,361
                                                                       -----------                   -----------

           NET CASH PROVIDED BY OPERATING ACTIVITIES
                                                                           150,247                       338,583
                                                                       -----------                   -----------

CASH FLOW FROM INVESTING   ACTIVITIES
     Purchase of Land, Buildings and Equipment                            (141,018)                     (574,212)
     Sale of Equipment                                                           -                        14,000
                                                                       -----------                   -----------

           NET CASH FLOW (USED) PROVIDED BY INVESTING ACTIVITIES
                                                                          (141,018)                     (560,212)
                                                                       -----------                   -----------





                                   (Continued)
                   The accompanying notes are an integral part
                          of these financial statements

                              CKS MANAGEMENT, INC.

                            STATEMENTS OF CASH FLOWS
                                   (CONTINUED)

                                                                                   YEARS ENDED
                                                                                  December 31,
                                                                  ---------------------------------------------
                                                                           1999                         2000
                                                                    -----------------             ----------------

CASH FLOW FROM FINANCING   ACTIVITIES

     Proceeds from Borrowing                                           $    19,174                   $   133,246
     Repayment of Borrowing                                                      -                             -
     Advances from Related Party                                                 -                        59,980
     Payments to Related Party                                                   -                             -
                                                                       -----------                   -----------

                NET CASH PROVIDED (USED) BY
FINANCING ACTIVITIES                                                        19,174                       193,226
                                                                       -----------                   -----------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS
                                                                       $    28,403                   $   (28,403)

CASH AT THE BEGINNING OF THE PERIOD
                                                                                 -                        28,403

CASH AT THE END OF THE     PERIOD
                                                                       $    28,403                   $         -
                                                                       ===========                   ===========

SUPPLEMENTAL DISCLOSURE OF          CASH FLOW INFORMATION
     Cash Paid During the Period for Interest                          $     5,230                   $    17,238
                                                                       ===========                   ===========
     Income Taxes                                                      $         -                   $    15,201
                                                                       ===========                   ===========










                   The accompanying notes are an integral part
                          of these financial statements

                              CKS MANAGEMENT, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           December 31, 1999 and 2000


NOTE 1:  SIGNIFICANT ACCOUNTING POLICIES

Company Organization

   CKS Management, Inc. (the "Company") was organized under the laws of the state of Texas on February 4, 1997. The Company is a closely held company. Preston David Spurlin owns 51% of the common stock issued by the Company. The Company provides contract management services related to the installation and repair of wireless communications transmitting and receiving equipment for providers of wireless communication services. The Company operates primarily in Oklahoma, Texas and Kansas and conducts its business through its offices in Oklahoma City, Oklahoma and Richardson, Texas.

Revenue Recognition

   Revenues from construction and installation contracts are recognized using the completed contract method since the Company's contracts are short-term and financial position and results of operations would not vary materially from those that would result from using the percentage of completion method. The asset "Costs in excess of Billings on Uncompleted Contracts" represents costs expended on uncompleted contracts at the end of an accounting period.

Cash and Temporary Investments

   For purposes of reporting cash flows, the company considers all highly liquid investments, purchased with a maturity of three months or less to be cash equivalents.

Depreciation of Property and Equipment

   Depreciation is provided over the estimated useful lives (3-5 years for furniture and fixture; 40 years for buildings; 5 years for vehicles and equipment and 3-10 years for production equipment) of depreciable assets using principally the straight line method of depreciation. Expenditures for maintenance and repairs are expensed, while expenditures for material betterments are capitalized. Cost of property sold or retired and the related accumulated depreciation are removed from the accounts and the resulting gains and losses are included in other income.

Concentrations of Credit Risk

         The Company places its cash and temporary cash investments in what it believes to be high credit quality financial institution. At times such investments may be in excess of the Federal Deposit Insurance Corporation (FDIC) limits. At December 31, 2000, the Company had no deposits that exceeded the FDIC limits.

         The Company grants unsecured credit to its customers, who are located in the Company's market area. Management believes that its billing and collection policies are adequate to minimize potential credit risks.
                                   (Continued)

                              CKS MANAGEMENT, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           December 31, 1999 and 2000


NOTE 1:  SIGNIFICANT ACCOUNTING POLICIES (Continued)

Advertising

         Advertising and promotion costs are charged to expense as incurred. Advertising and promotion costs were $25,811and $21,747 for the two years ended December 31, 1999 and 2000, respectively.

Pension Benefit

         All eligible employees of the Company are covered by a deferred contribution profit sharing 401 (k) Plan established by the Company. The plan allows for both employees and the Company to contribute to the plan. The Company matches the employee contribution up to specified limits. The Company's matching contributions to the Plan were $35,331 and $49,877 for the years ended December 31, 1999 and 2000, respectively.

Income Taxes

         The Company records income tax expense using the liability method of accounting for deferred income taxes. Under the liability method, deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial statement carrying value and the income tax basis of the Company's assets and liabilities. An allowance is recorded when it is more likely than not that any or all of a deferred tax asset will not be realized. The provision for income taxes includes taxes currently payable plus the net change during the accounting period in the deferred tax assets and liabilities recorded by the Company.

Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period and disclosures of contingent assets and liabilities. Actual results could differ from those estimates.

Accounting for Long-Lived Assets

         The Company has adopted Statement of Financial Accounting Standards No. 121, "Accounting For The Impairment of Long-Lived Assets and For Long-Lived Assets To Be Disposed Of". The Company reviews long-lived assets, certain identifiable assets and any goodwill related to those assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recoverable. At December 31, 2000, the Company believes that there has been no impairment of its long-lived assets.

                              CKS MANAGEMENT, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           December 31, 1999 and 2000


NOTE 2:  ACCOUNTS RECEIVABLE

   Accounts receivable consists of amounts due on open customer accounts, contract balances billed and sundry accounts receivable. No allowance for bad debts has been provided since management believes that substantially all of the balances in accounts receivable are collectible. The Company did not experience any uncollectible accounts receivable for the years ended December 31, 1999 and 2000.

         Included in trade accounts receivable is $6,325 and $146,571 from Microwave Transmission Systems, Inc. (MTSI) at December 31, 1999 and 2000, respectively.

NOTE 3:  NOTES PAYABLE

         At December 31, 2000, the Company had borrowed $100,000 under the terms of an unsecured line of credit with a bank. The note, which is due on demand, bears interest at the bank's prime rate plus .5% (9%) at December 31, 2000.

NOTE 4:  LONG-TERM DEBT

     A summary of long-term debt is as follows:

                                                                               December 31,
                                                                     --------------------------------
                                                                          1999               2000
                                                                     -------------      -------------

       8% Note payable to a bank, secured by a
         vehicle, payable in monthly installments of
         $1,037 including interest                                    $   77,539        $     21,586

       Prime plus .5% (8% at  December  31,  2000)  note
         payable  to a mortgagecompany, secured by land and
         building due in monthly installments of $2,023,
         including interest                                                    -              89,199
                                                                      ----------        ------------
                                                                          77,539             110,785
         Less current maturities                                         (42,032)            (38,084)
                                                                      ----------        ------------
                                                                      $   35,507        $     72,701
                                                                      ==========        ============

                              CKS MANAGEMENT, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           December 31, 1999 and 2000


NOTE 4:  LONG-TERM DEBT (Continued)

   Aggregate maturities of long-term debt payable by year are as follows as of December 31, 2000:

                  Years Ending
                  December 31,                  Amount
                  ------------                  -------
                      2001                      $   38,084
                      2002                          25,402
                      2003                          21,260
                      2004                          23,025
                      2005                           3,014
                                                ----------
                                                $  110,785

NOTE 5:  ACCRUED LIABILITIES

   Accounts payable and accrued liabilities were comprised of the following:

                                             December 31,
                                       ---------------------
                                           1999               2000
                                       -------------      ------------

       Accounts Payable                $   59,597        $     39,842
       Accrued Expenses                         -              23,520
       401 (k) Liability                   31,852              49,877
       Payroll Taxes                       32,338               6,763
       Accrued Bonuses                          -              70,000
       Other                                3,391                 762
                                       ----------        ------------
                                       $  127,178        $    190,764
                                       ==========        ============

                              CKS MANAGEMENT, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           December 31, 1999 and 2000


NOTE 6:  INCOME TAXES

         The Company files its tax returns on the cash basis of accounting. The Company has no significant permanent differences in taxable income and income for financial reporting purposes, therefore the total tax provision is thirty four percent (34%) of income before taxes.

    The following is a summary of the Company's net deferred tax assets and liabilities. All of the deferred tax liability is considered current because substantially all of the differences reverse each year.

                                                                              December 31,
                                                                     ---------------------
                                                                          1999              2000
                                                                     -------------      ------------

       Deferred Tax Assets
         Fixed assets                                                 $   25,956        $     14,442
         Tax loss carryforward                                            63,780                   -
         Accrued liabilities                                                   -              23,800
                                                                      ----------        ------------
                  Total Deferred Tax Assets                               89,736              38,242
                                                                      ----------        ------------

         Accounts receivable                                             277,197             359,448
                                                                      ----------        ------------
                  Total Deferred Tax Liabilities                         277,197             359,448
                                                                      ----------        ------------

       Net Deferred Tax Liability                                     $  187,461        $    321,206
                                                                      ==========        ============


NOTE 7:  RELATED PARTY TRANSACTIONS

         The Company provides management service for and installation and repair services for Microwave Transmission Systems, Inc. ("MTSI") (a publicly traded company of which Mr. Spurlin owns 90%). The Company received $216,571 and $543,115 in revenues from MTSI for the years ending December 31, 1999 and 2000, respectively. The Company's cost of sales includes $526,808 and $1,007,278 related to construction services provided by MTSI for the Company for the years ending December 31, 1999 and 2000, respectively.

         The Company pays MTSI a management fee equal to 2% of its gross revenues for accounting and bookkeeping services. The Company paid MTSI $63,569 and $98,892, during the years ended December 31, 1999 and 2000, respectively, for management fees.



                                   (Continued)

                              CKS MANAGEMENT, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           December 31, 1999 and 2000


NOTE 7:  RELATED PARTY TRANSACTIONS (Continued)

         The notes payable to related party (MTSI) are due on demand and bear interest at 9.75%.

         Cost in excess of billings on uncompleted contracts includes $32,117 and $2,158 on jobs performed for MTSI as of December 31, 1999 and 2000.

         The three owners of the Company have entered into a "Shareholder Agreement" which sets out certain restrictions on the election of directors, the sale of the assets of the Company, the issuance or redemption of capital stock in the Company, amendments to the Articles of Incorporation, borrowings by the Company and certain other corporate restrictions.

NOTE 8:  PREFERRED STOCK

         The Class A preferred stock has the same rights and privileges as the common stock issued by the Company.

NOTE 9:  SUBSEQUENT EVENT

         During April of 2001, the Company entered into an agreement to be acquired by MTSI.

(b) Financial Statements of Businesses Acquired

    (ii)
                        VIPER COMMUNICATION SYSTEMS, INC.




                                TABLE OF CONTENTS

                                                                            Page
Report of Independent Certified Public Accountants                          F-19

Balance Sheets as of December 31, 1999 and 2000                             F-20

Statements of Operations for the Years Ended December 31, 1999 and 2000     F-22

Statements of Stockholders' Equity for the Years Ended December 31, 1999    F-23

Statements of Cash Flows for the Years Ended December 31, 1999 and 2000     F-24

Notes to Financial Statements                                               F-26

                             Daniel L. Lassiter, Jr.
                           Certified Public Accountant
                              670 W. Campbell Road
                                    Suite 150
                             Richardson, Texas 75080
                                  972-644-8540



                REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


The Board of Directors
Viper Communication Systems, Inc.


I have audited the accompanying balance sheets of Viper Communication Systems, Inc. (a Texas corporation) as of December 31, 1999 and 2000, and the related statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Viper Communication Systems, Inc. as of December 31, 1999 and 2000, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Daniel L. Lassiter, Jr.

Daniel L. Lassiter, Jr. CPA
Richardson, Texas
June 15, 2001

                        VIPER COMMUNICATION SYSTEMS, INC.

                                 BALANCE SHEETS



                                     ASSETS

                                                                                December 31,
                                                                      ---------------------------------
                                                                           1999               2000
                                                                      -------------      --------------

CURRENT ASSETS
   Cash                                                                $    3,139        $     70,179
   Accounts Receivables
     Trade - Note 2                                                       570,744             674,027
     Employee and Other                                                    20,777              33,198
   Cost in Excess of Billings on Uncompleted Contracts                          -              36,851
   Prepaid Expenses                                                         5,145               8,146
   Related Party Receivables                                                    -                   -
                                                                       ----------        ------------

              Total Current Assets                                        599,805             822,401
                                                                       ----------        ------------

PROPERTY AND EQUIPMENT
   Land and Building                                                      136,232             139,787
   Furniture and Fixtures                                                  12,574              28,796
   Vehicles and Equipment                                                 343,730             397,791
   Production Equipment                                                    98,856             129,287
                                                                       -----------       ------------
                                                                          591,392             695,661

   Less Accumulated Depreciation                                         (261,341)           (265,466)
                                                                       ----------        ------------

              Net Property and Equipment                                  330,051             430,195
                                                                       ----------        ------------

OTHER ASSETS
   Deposits                                                                   719                 719
                                                                       ----------        ------------



              TOTAL ASSETS                                             $  930,575        $  1,253,315
                                                                       ==========        ============





                                   (Continued)
                          The accompanying notes are an
                   integral part of these financial statements

                        VIPER COMMUNICATION SYSTEMS, INC.

                                 BALANCE SHEETS



                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                             December 31,
                                                                      -------------------------
                                                                           1999                 2000
                                                                      -------------       --------------

CURRENT LIABILITIES
   Current Maturities of Long-Term Debt                                $   60,696         $          -
   Notes Payable - Note 3                                                       -              100,000
   Accounts Payable                                                        20,712               40,727
   Accrued Liabilities - Note 5                                           123,481              168,500
   Income Taxes Payable                                                         -               58,475
   Payable to Related Parties - Note 7                                     26,789                7,472
   Deferred Income Taxes Payable - Note 6                                 204,384              227,347
                                                                       ----------         ------------

              TOTAL CURRENT LIABILITIES                                   436,062              602,521


LONG-TERM DEBT, excluding current
   installments - Note 4                                                  113,545                    -
                                                                       ----------         ------------

              TOTAL LIABILITIES                                           549,607              602,521
                                                                       ----------         ------------

STOCKHOLDERS' EQUITY
   Undesignated Preferred stock $1.00 par value, 999,490
     shares authorized; none outstanding                                        -                    -
   Class A Preferred stock $1.00 par value, 510 shares
     authorized;  issued and outstanding                                      510                  510
   Common Stock, $1.00 par value, 1,000,000
     shares authorized; 990 shares; issued and outstanding                    990                  990
   Retained Earnings                                                      379,468              649,294
                                                                       ----------         ------------

              TOTAL STOCKHOLDERS' EQUITY                                  380,968              650,794
                                                                       ----------         ------------

              TOTAL LIABILITIES AND
                  STOCKHOLDERS' EQUITY                                 $  930,575         $  1,253,315
                                                                       ==========         ============






                          The accompanying notes are an
                   integral part of these financial statements

                        VIPER COMMUNICATION SYSTEMS, INC.

                            STATEMENTS OF OPERATIONS

                                                                                  YEARS ENDED
                                                                                  December 31,
                                                                  --------------------------------------------
                                                                         1999                           2000
                                                                     ------------                    --------------


SALES
   Labor                                                            $  2,279,370                     $  3,250,869
   Material                                                                  954                          445,037
                                                                     -----------                     ------------

         TOTAL SALES                                                   2,280,324                        3,695,906

COST OF GOODS SOLD                                                     1,432,706                        2,048,550
                                                                     -----------                     ------------

         GROSS PROFIT                                                    847,618                        1,647,356

SELLING, GENERAL AND
   AMINISTRATIVE  EXPENSES
                                                                         686,060                        1,215,813

DEPRECIATION                                                             111,689                           77,516
                                                                     -----------                     ------------

         OPERATING PROFIT                                                 49,869                          354,027

OTHER INCOME (EXPENSE)
   Other Income                                                            7,386                           48,146
   Interest Expense                                                      (20,586)                          (6,137)
   Gain (Loss) on Sale of Assets                                               -                           12,791
                                                                     -----------                     ------------

         INCOME BERFORE
INCOME TAXES                                                              36,669                          408,827
                                                                     -----------                     ------------

PROVISION FOR
   INCOME TAXES - Note 6
     Current                                                                   -                          116,038
     Deferred                                                             12,467                           22,963
                                                                     -----------                     ------------
                                                                          12,467                          139,001
                                                                     -----------                     ------------

         NET INCOME                                                 $     24,202                     $    269,826
                                                                     ===========                     ============





                          The accompanying notes are an
                   integral part of these financial statements

                        VIPER COMMUNICATION SYSTEMS, INC.

                       STATEMENTS OF STOCKHOLDERS' EQUITY

                     YEARS ENDED DECEMBER 31, 1999 AND 2000

                                      Preferred Stock                 Common Stock
                                 ---------------------------     -------------------------
                                   Number of                       Number of                      Retained
                                    Shares          Amount          Shares          Amount        Earnings        Total
                                  ------------      ------        ------------      ------        --------        -----

BALANCE,
   DECEMBER 31, 1998                   510           $ 510             990           $ 990        $  355,266    $ 356,766

     Net Income                          -               -               -               -            24,202       24,202
                                     -----           -----           -----           -----        ----------    ---------

BALANCE,
   DECEMBER 31, 1999                   510             510             990             990           379,468    380,968

     Net Loss                            -               -               -               -           269,826      269,826
                                     -----           -----           -----           -----        ----------    ---------

BALANCE,
   DECEMBER 31, 2000                   510             510             990             990           649,294      650,794

     Net Income (Unaudited)              -               -               -               -           155,681      155,681
                                     -----           -----           -----           -----        ----------    ---------















                          The accompanying notes are an
                   integral part of these financial statements

                        VIPER COMMUNICATION SYSTEMS, INC.

                            STATEMENTS OF CASH FLOWS

                                                                                     YEARS ENDED
                                                                                    December 31,
                                                                     ------------------------------------------
                                                                           1999                          2000
                                                                       ------------                   -----------

CASH FLOW FROM OPERATING ACTIVITIES
     Net Income                                                        $    24,202                   $   269,826
       Adjustments to Reconcile Net
Income to Net Cash Flow from
Operating Activities
           Depreciation                                                    111,689                        77,516
           Loss (Gain) on sale of assets                                         -                       (12,791)
           Deferred Taxes                                                   12,467                        22,963
       Changes in Assets and Liabilities
           Accounts Receivables                                             (2,026)                     (115,704)
           Cost in Excess of Billings on Uncompleted Contracts
                                                                                 -                       (36,851)
           Prepaid Expenses                                                 13,357                        (3,001)
           Other Assets                                                          -                             -
           Accounts Payable and Accrued Liabilities
                                                                           (59,714)                       65,034
           Income Taxes Payable to Related Parties                               -                        58,475
                                                                            22,890                       (19,317)
                                                                       -----------                   -----------

                NET CASH PROVIDED BY OPERATING ACTIVITIES
                                                                           122,865                       306,150
                                                                       -----------                   -----------

CASH FLOW FROM INVESTING   ACTIVITIES
     Purchase of Land, Buildings and Equipment
                                                                          (122,303)                     (164,869)
                                                                       -----------                   -----------
                CASH FLOW (USED) BY INVESTING ACTIVITIES
                                                                          (122,303)                     (164,869)
                                                                       -----------                   -----------






                                   (Continued)
                   The accompanying notes are an integral part
                          of these financial statements

                        VIPER COMMUNICATION SYSTEMS, INC.

                            STATEMENTS OF CASH FLOWS
                                   (CONTINUED)

                                                                                       YEARS ENDED
                                                                                      December 31,
                                                                      -----------------------------------------
                                                                           1999                          2000
                                                                       -------------                  -----------

CASH FLOW FROM FINANCING   ACTIVITIES

     Proceeds from Borrowing                                           $     2,012                   $   100,000
     Repayments of Borrowing                                                     -                      (174,241)
     Advances to Related Party                                                   -                             -
                                                                       -----------                   -----------

         NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES
                                                                             2,012                       (74,241)
                                                                       -----------                   -----------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS
                                                                       $     2,574                   $    67,040

CASH AT THE BEGINNING OF THE PERIOD
                                                                               565                         3,139
                                                                       -----------                   -----------

CASH AT THE END OF THE PERIOD
                                                                       $     3,139                   $    70,179
                                                                       ===========                   ===========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

       Cash Paid During the Period for Interest                        $    20,586                   $     6,137
                                                                       ===========                   ===========

       Income Taxes                                                    $         -                   $    57,563
                                                                       ===========                   ===========












                   The accompanying notes are an integral part
                          of these financial statements

                        VIPER COMMUNICATION SYSTEMS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           December 31, 1999 and 2000


NOTE 1:  SIGNIFICANT ACCOUNTING POLICIES

Company Organization

   Viper Communication Systems, Inc. (the "Company") was organized under the laws of the state of Texas on June 30, 1997. The Company is a closely held company. Preston David Spurlin owns 51% of the common stock issued by the Company. The Company is primarily engaged in the construction and installation of wireless communications transmitting and receiving equipment for providers of wireless communication services. The Company operates primarily in the state of Florida.

Revenue Recognition

   Revenues from construction and installation contracts are recognized using the completed contract method since the Company's contracts are short-term and financial position and results of operations would not vary materially from those that would result from using the percentage of completion method. The asset "Costs in Excess of Billings on Uncompleted Contracts" represents costs expended and unbilled on uncompleted contracts at the end of an accounting period.

Cash and Temporary Investments

   For purposes of reporting cash flows, the company considers all highly liquid investments, purchased with a maturity of three months or less to be cash equivalents.

Depreciation of Property and Equipment

   Depreciation is provided over the estimated useful lives (3-5 years for furniture and fixtures; 40 years for buildings; 5 years for vehicles and equipment and 3-10 years for production equipment) of depreciable assets using principally the straight line method of depreciation. Expenditures for maintenance and repairs are expensed, while expenditures for material betterments are capitalized. Cost of property sold or retired and the related accumulated depreciation are removed from the accounts and the resulting gains and losses are included in other income.

Concentrations of Credit Risk

         The Company places its cash and temporary cash investments in what it believes to be high credit quality financial institutions. At times such investments may be in excess of the Federal Deposit Insurance Corporation (FDIC) limits. At December 31, 2000, the Company had no deposits that exceeded the FDIC limits.

         The Company grants unsecured credit to its customers, who are located in the Company's market area of the state of Florida. Management believes that its billing and collection policies are adequate to minimize potential credit risks.
                                   (Continued)

                        VIPER COMMUNICATION SYSTEMS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           December 31, 1999 and 2000


NOTE 1:  SIGNIFICANT ACCOUNTING POLICIES Continued

Advertising

         Advertising and promotion costs are charged to expense as incurred. Advertising and promotion cost were $11,195, $29,061 and for the two years ended December 31, 1999 and 2000, respectively.

Pension Benefit

         All eligible employees of the Company are covered by a deferred contribution profit sharing 401 (k) Plan established by the Company. The plan allows for both employees and the Company to contribute to the plan. The Company matches an employee's contribution up to specified limits. The Company's matching contributions to the Plan were $119,345 and $149,853 for the years ended December 31, 1999 and 2000, respectively.

Income Taxes

         The Company records income tax expense using the liability method of accounting for deferred income taxes. Under the liability method, deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial statement carrying value and the income tax basis of the Company's assets and liabilities. An allowance is recorded when it is more likely than not that any or all of a deferred tax asset will not be realized. The provision for income taxes includes taxes currently payable plus the net change during the accounting period in the deferred tax assets and liabilities recorded by the Company.

Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period and disclosures of contingent assets and liabilities. Actual results could differ from those estimates.

Accounting for Long-Lived Assets

         The Company has adopted Statement of Financial Accounting Standards No. 121, "Accounting For The Impairment of Long-Lived Assets and For Long-Lived Assets To Be Disposed Of". The Company reviews long-lived assets, certain identifiable assets and any goodwill related to those assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recoverable. At December 31, 2000, the Company believes that there has been no impairment of its long-lived assets.

                        VIPER COMMUNICATION SYSTEMS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           December 31, 1999 and 2000


NOTE 2:  ACCOUNTS RECEIVABLE

   Accounts receivable consists of amounts due on open customer accounts, contract balances billed and sundry accounts receivable. No allowance for bad debts has been provided since management believes that substantially all of the balances in accounts receivable are collectible. For the years ended December 31, 1999 and 2000, the Company recognized no significant losses for uncollectible accounts receivable.

NOTE 3:  NOTE PAYABLE

         At December 31, 2000, the Company had borrowed $100,000 under the terms of an unsecured line of credit with a bank. The line of credit, which is due on demand, bears interest at prime plus .5% (9.0% at December 31, 2000).

NOTE 4:  LONG-TERM DEBT

         Long-term debt at December 31, 1999 consisted of 5 separate notes, due in monthly installments, which were secured by vehicles, land and buildings, all of which were repaid in 2000.

NOTE 5:  ACCRUED LIABILITIES

         Accrued liabilities were comprised of the following:
                                             December 31,
                                      ------------------------------
                                          1999               2000
                                      -------------      -----------

       Accrued Expenses               $    5,297        $     35,678
       401 (k) Liability                 113,905              41,990
       Payroll Taxes                       4,279              70,570
       Franchise Taxes                         -              20,000
       Other                                   -                 262
                                      ----------        ------------
                                      $  123,481        $    168,500
                                      ==========        ============

                        VIPER COMMUNICATION SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS

                           December 31, 1999 and 2000


NOTE 6:  INCOME TAXES

         The Company files its tax returns on the cash basis of accounting. The Company has no significant permanent differences between taxable income and income for financial reporting purposes, therefore the total tax provision is thirty four percent (34%) of income before income taxes.

         The following is a summary of the Company's net deferred tax assets and liabilities. All of the deferred tax liability is considered current because substantially all of the differences reverse each year.

                                                 December 31,
                                           ------------------------------
                                               1999              2000
                                           -------------     ------------

       Fixed assets                        $   10,331        $     12,437
       Accounts receivable                    194,053             214,910
                                           ----------        ------------
       Total Deferred Tax Liability        $  204,384        $    227,347
                                           ==========        ============


NOTE 7:  RELATED PARTY TRANSACTIONS

         The Company provides construction and installation services for Microwave Transmission Systems, Inc. ("MTSI") (a publicly traded company of which Mr. Spurlin owns 90%). The Company earned $351,835, $15,279 and $4,373 in revenues from MTSI for the years ending December 31, 1999 and 2000, respectively. The Company's cost of sales includes $55,000 and $8,874 related to construction services provided by MTSI to the Company for the year ending December 31, 1999 and 2000, respectively.

         The Company pays MTSI a management fee equal to 2% of its gross revenues for accounting and bookkeeping services. The Company paid MTSI $45,778 and $74,914, during the years ended December 31, 1999 and 2000, respectively for management fees.

         The Company owed MTSI $26,789 and $7,472 at December 31, 1999 and 2000 for management fees. Unpaid outstanding balances accrue interest at 9.75%.

         The three owners of the Company have entered into a "Shareholder Agreement" which sets out certain restrictions on the election of directors, the sale of the assets of the Company , the issuance or redemption of capital stock in the Company, amendments to the Articles of Incorporation, borrowings by the Company and certain other corporate restrictions.

                        VIPER COMMUNICATION SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS

                           December 31, 1999 and 2000



NOTE 8:  PREFERRED STOCK

         The Class A preferred stock has the same rights and privileges as the common stock issued by the Company.

NOTE 9:  SUBSEQUENT EVENT

         During April of 2001, the Company entered into an agreement to be acquired by MTSI.

(c) Financial Statements of Businesses Acquired

              (ii)
                            EPIC COMMUNICATIONS, INC.




                                TABLE OF CONTENTS

                                                                            Page
Report of Independent Certified Public Accountants                          F-32

Balance Sheets as of December 31, 1999 and 2000                             F-33

Statements of Operations for the Years Ended December 31, 1999 and 2000     F-35

Statements of Stockholders' Equity for the Years Ended December 31, 1999    F-36

Statements of Cash Flows for the Years Ended December 31, 1999 and 2000     F-37

Notes to Financial Statements                                               F-38

                             DANIEL L. LASSITER, JR.
                           CERTIFIED PUBLIC ACCOUNTANT
                             670 West Campbell Road
                                    Suite 150
                             Richardson, Texas 75080
                               972-644-8540 Office
                                972-680-1615 Fax
                                danll@airmail.net

                REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

The Board of Directors
Epic Communications Systems, Inc.

I have audited the accompanying balance sheet of Epic Communications, Inc. (a Texas Corporation) as of December 31, 1999 and 2000 and the related statements of operations, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects the financial position of Epic Communications, Inc. as of December 31, 1999 and 2000 and the results of its operations and it cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ Daniel L. Lassiter, Jr.

Daniel L. Lassiter, Jr. CPA
Richardson, Texas
October 22, 2001

                            EPIC COMMUNICATIONS, INC.
                                  BALANCE SHEET



                                     ASSETS

                                                                                            DECEMBER 31,
                                                                                   1999                      2000
                                                                        -----------------------------------------------------
                                                                        -----------------------------------------------------
CURRENT ASSETS
     CASH                                                                   $       8,591             $       8,952
     ACCOUNTS RECEIVABLE
         TRADE -- NOTE 4                                                           59,107                   174,013
         EMPLOYEE AND OTHER                                                        76,633                    12,287
         COST IN EXCESS OF BILLINGS ON
              UNCOMPLETED CONTRACTS                                                 4,056                    55,420
     PREPAID EXPENSES                                                               8,228                    27,583
     RECEIVABLES FROM RELATED PARTIES                                               1,000                     1,000
                                                                            --------------            -------------
              TOTAL CURRENT ASSETS                                                157,615                   279,255

PROPERTY AND EQUIPMENT
     FURNITURE & FIXTURES                                                           2,619                     8,483
     PRODUCTION EQUIPMENT                                                           1,853                    24,062
     TRAILERS                                                                       1,404                     3,666
     AUTOMOBILES                                                                   94,928                   148,360
                                                                            --------------            -------------

     LESS ACCUMULATED DEPRECIATION                                                 (5,296)                  (37,420)
                                                                            --------------            --------------
         NET PROPERTY AND EQUIPMENT                                                95,508                   147,151

OTHER ASSETS
     DEPOSITS                                                                       1,495                     1,495
                                                                            --------------            -------------

              TOTAL ASSETS                                                  $     254,618             $     427,901
                                                                            ==============            =============





                          THE ACCOMPANYING NOTES ARE AN
                   INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                            EPIC COMMUNICATIONS, INC.
                                  BALANCE SHEET
                           DECEMBER 31, 1999 AND 2000


                      LIABILITIES AND STOCKHOLDER'S EQUITY


                                                                                                DECEMBER 31
                                                                                         1999                  2000
                                                                                ---------------------------------------------
CURRENT LIABILITIES
     CURRENT MATURITIES OF LONG TERM DEBT                                         $     31,469           $     37,734
     ACCOUNTS PAYABLE -- NOTE 5                                                         15,243                  9,004
     ACCRUED LIABILITIES - NOTE 6                                                        7,936                 69,849
     INCOME TAXES PAYABLE -- NOTE 2                                                     22,336                (15,005)
     PAYABLE TO RELATED PARTIES -- NOTE 11                                               3,826                 63,843
     DEFERRED INCOME TAXES PAYABLE -- NOTE 3                                            21,417                 55,836
                                                                                  -------------          --------------
         TOTAL CURRENT LIABILITIES                                                     102,227                221,261

LONG TERM DEBT
     NOTES PAYABLE -- NOTE 7                                                            37,865                 37,734
     NOTES PAYABLE TO RELATED PARTIES -- NOTE 8                                         37,320                      -
     LESS CURRENT PORTION OF NOTES PAYABLE                                             (31,469)               (37,734)
                                                                                  -------------          -------------
         TOTAL LONG TERM DEBT                                                           43,716                      -

         TOTAL LIABILITIES                                                             145,943                221,261

STOCKHOLDER'S EQUITY
     COMMON STOCK $1.00 PAR VALUE, 1,000,000 SHARES
     AUTHORIZED; 1000 SHARES ISSUED AND OUTSTANDING                                      1,000                  1,000
     RETAINED EARNINGS                                                                 107,675                205,640
                                                                                  -------------          ------------
         TOTAL STOCKHOLDER'S EQUITY                                                    108,675                206,640

              TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                          $    254,618           $    427,901
                                                                                  =============          ============



                          THE ACCOMPANYING NOTES ARE AN
                   INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                            EPIC COMMUNICATIONS, INC.
                             STATEMENT OF OPERATIONS
               FOR THE YEAR (5 MONTHS) ENDED DECEMBER 31, 1999 AND
                FOR THE YEAR (12 MONTHS) ENDED DECEMBER 31, 2000




                                                                                            1999             2000
                                                                                      -----------------------------------
                                                                                      -----------------------------------

SALES                                                                                   $      426,863   $   1,310,650
COST OF GOODS SOLD                                                                             170,341         812,645
                                                                                        ---------------  -------------
     GROSS PROFIT                                                                              256,522         498,005

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                                                    97,615         338,629
DEPRECIATION                                                                                     5,296          32,124
                                                                                        ---------------  -------------

     OPERATING PROFIT                                                                          153,611         127,252

OTHER INCOME (EXPENSE)
     INTEREST EXPENSE                                                                           (2,183)        (10,117)
                                                                                        ---------------  -------------

     INCOME BEFORE INCOME TAXES                                                                151,428         117,135

PROVISION FOR INCOME TAXES
     CURRENT -- NOTE 2                                                                          22,336         (15,005)
     DEFERRED -- NOTE 3                                                                         21,417          34,175
                                                                                        ---------------  -------------
     TOTAL INCOME TAXES                                                                         43,753          19,170

     NET INCOME                                                                         $      107,675   $      97,965
                                                                                        ===============  =============









                          THE ACCOMPANYING NOTES ARE AN
                   INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                            EPIC COMMUNICATIONS, INC.
                       STATEMENTS OF STOCKHOLDER'S EQUITY
               FOR THE YEAR (5 MONTHS) ENDED DECEMBER 31, 1999 AND
                FOR YEAR (TWELVE MONTHS) ENDED DECEMBER 31, 2000





                                                                       COMMON STOCK                 RETAINED EARNINGS
                                                                   1999            2000           1999            2000
                                                              ---------------------------------------------------------------
                                                              ---------------------------------------------------------------

BEGINNING BALANCE                                                $         -    $     1,000     $         -    $   107,675

NET INCOME                                                                                          107,675         97,965

ISSUANCE OF COMMON STOCK                                               1,000              -               -              -
                                                                 -----------    -----------     -----------    -----------

BALANCE DECEMBER 31, 1999                                        $     1,000    $     1,000     $   107,675    $   205,640


















                          THE ACCOMPANYING NOTES ARE AN
                   INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                            EPIC COMMUNICATIONS, INC.
                             STATEMENT OF CASH FLOWS
                 FOR THE YEAR (5 MONTHS) ENDED DECEMBER 31, 1999
                FOR YEAR (TWELVE MONTHS) ENDED DECEMBER 31, 2000

                                                                                                 1999            2000
                                                                                           ----------------------------------
                                                                                           ----------------------------------
CASH FLOW FROM OPERATING ACTIVITIES
      NET INCOME                                                                             $     107,675   $      97,965
      ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
         FLOW FROM OPERATING ACTIVITIES
      DEPRECIATION                                                                                   5,296          32,124

      CHANGES IN ASSETS AND LIABILITIES
      ACCOUNTS RECEIVABLE                                                                          (59,107)       (114,906)
      OTHER RECEIVABLES                                                                            (76,633)         64,346
      COST IN EXCESS OF BILLINGS                                                                    (8,228)        (51,364)
      PREPAID EXPENSES                                                                              (4,056)        (19,355)
      REC FROM RELATED PARTIES                                                                      (1,000)              -
      DEPOSITS                                                                                      (1,495)              -
      ACCOUNTS PAYABLE                                                                              15,243          (6,239)
      ACCRUED LIABILITIES                                                                           55,515         119,008
                                                                                             --------------  -------------
      NET CASH PROVIDED BY OPERATING ACTIVITIES                                                     33,210         121,579

CASH FLOW FROM INVESTING ACTIVITIES
      PURCHASE OF FIXED ASSETS                                                                    (100,804)        (83,767)
                                                                                             --------------  --------------
      NET CASH FLOW (USED) BY INVESTING ACTIVITIES                                                (100,804)        (83,767)

CASH FLOW FROM FINANCING ACTIVITIES
      PROCEEDS FROM THE SALE OF COMPANY STOCK                                                        1,000
      PROCEEDS FROM BORROWING                                                                       75,185         (37,451)
                                                                                             --------------  --------------
      NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                              76,185         (37,451)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                         $       8,591   $         361

CASH AT THE BEGINNING OF PERIOD                                                              $           -   $       8,591

CASH AT THE END OF PERIOD                                                                    $       8,591   $       8,952
                                                                                             ==============  =============



                          THE ACCOMPANYING NOTES ARE AN
                   INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                            EPIC COMMUNICATIONS, INC
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 2000

                    Note 1 - Significant Accounting Policies

This summary of significant accounting policies of Epic Communications, Inc. is presented to assist in the understanding of the company's financial statements. The financial statements and notes are representations of the company's management, who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Company Organization

Epic Communications, Inc. was organized under the laws of Texas on August 3, 1999. The company is closely held. Preston David Spurlin owns 51% of the common stock issued by the company. The company is primarily engaged in the construction and installation of wireless communications transmitting and receiving equipment for providers of wireless communication services. The company operates primarily in the state of Texas.

Revenue Recognition

Revenues from construction and installation contracts are recognized using the completed contract method. Since the company's contracts are short -term and financial position and results of operations would not vary materially from those that would result from using the percentage of completion method. The asset "Cost in Excess of billings on Uncompleted contracts" represents costs expended and unbilled on uncompleted contracts at the end of an accounting period.

Comparative Financial Statements

The company started operations on August 3, 1999; therefore the financial statements for 1999 are for the five months operations ended December 31, 1999. The financial statements for the year ended December 31, 2000 are for a twelve month period and the financial statements for December 31, 1999 are for a five month period.

Cash and Temporary Investments

For purposes of reporting cash flows, the company considers all highly liquid debt instruments, purchased with a maturity of three months or less to be cash equivalents.



                                    Continued

                            EPIC COMMUNICATIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 2000


Accounting for long-lived Assets

The company has adopted statement of financial accounting standards no. 121 "Accounting for The Impairment of Long-lived Assets To Be Disposed of". The company reviews long lived assets, certain identifiable assets and any goodwill related to those assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recoverable. At December 31, 1999, the company believes that there has been no impairment of its long-lived assets.

Depreciation of Property and Equipment

Depreciation is provided over the estimated useful lives of depreciable assets using principally the straight line method of depreciation. Expenditures for the maintenance and repairs are expensed, while expenditures for the betterments are capitalized. Cost of property sold or retired and related accumulated depreciation are removed from the accounts; the resulting gains and losses are included in income.

Concentrations of Credit Risk

The company places its cash and temporary investments in what it believes to be high credit quality financial institutions. The company did not have any investments in financial institutions in excess of the Federal Deposit Insurance Corporation (FDIC) limits.

The company grants unsecured credit to its customers, which are located in the company's market area of the state of Texas. Management believes that its billing and collection policies are adequate to minimize potential credit risks.

Restrictions on cash

There are no restrictions on cash.

Taxes

All taxes including payroll and sales tax are current.




                                    Continued

                            EPIC COMMUNICATIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1999 AND 2000

Advertising

Advertising and promotion cost s are charged to expense as incurred. Advertising and promotion cost were $633 for the five months ended December 31, 1999 and $11,461 for the twelve months ended December 31, 2000.

Pension Benefits

All eligible employees of the company are covered by a deferred contribution profit sharing plan 401 (k) plan. The plan allows for both employees and the company to contribute to the plan. The company matches the employees contribution to specified limits. The company's matching contributions to the plan were $6,345 for the five months ended December 31, 1999 and$45,665 for the twelve months ended December 31, 2000.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the reporting period and disclosures of contingent assets and liabilities. Actual results could differ from those estimates.

Note 2 Income Taxes

The company records income tax expense using the liability method of accounting for deferred income taxes. Under the liability method, deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial statement carrying value and the income tax basis of the company's assets and liabilities. An allowance is recorded when it is more likely than not that any or all of a deferred tax asset will not be realized. The provision for income taxes includes taxes currently payable plus the net change during the accounting period in the deferred tax assets and liabilities recorded by the company. The corporation is classified as a C Corporation according to the internal revenue code; the corporation's 1999 federal income tax liability of $22,336 and the company did not have a tax liability for 2000. The income tax liability for 1999 and 2000 net taxable income is calculated on a cash basis and the income statements are presented on an accrual basis.



                                    Continued

                            EPIC COMMUNICATIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 2000


Note 3  Deferred Income taxes

Principally as a result of the company's books being on an accrual basis and the tax return being prepared on a cash basis, the company had a deferred income tax liability of $21,417 for 1999 and $55,836 for 2000.

Note 4 Accounts Receivable

The accounts receivable are recorded when the service is rendered. As of December 31, 1999 and 2000 the accounts receivable balance were $59,107 and $174,013 respectively and all receivables are current; therefore there is no allowance for bad debt.

Note 5 Accounts Payable

The balance in accounts payable as of December 31, 1999 and 2000 were $15,243 and $9,004 respectively, all payables are current.

Note 6 Accrued Liabilities

Accrued liabilities were comprised of the following as of December 31, 1999 and 2000:

                                                1999            2000
                                             -------------- ---------------
                                             -------------- ---------------
         Accrued Payroll                       $ 2,103         $ 8,487
         401K contributions payable              5,816          45,236
         Sales tax Payable                          17           4.492
         Misc. Accrued Expenses                      -          11,634
                                               ---------       --------
         Total                                 $ 7,936         $69,849

Note 7 Notes Payable

Notes payable to Chase Automotive Finance as of December 31, 1999 were $37,865. The interest rate on these notes is 8.9% per annum. The note payments be retired in September and October 2001. Principal reduction will be $19, 886 in 2000 and $17,979 in 2001.

Notes payable to Chase Automotive Finance as of December 31, 2000 were $18,841. The interest rate on these notes is 8.9% per annum. These notes will be paid off during 2001. Notes Payable to Comerica Bank for $18,099 were paid off during 2001.

                                    Continued

                            EPIC COMMUNICATIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 2000




Note 8 Notes Payable to related Parties

All notes payable to related parties are payable to Microwave Transmission Services, Inc. The balance of the note as of December 31, 1999 is $37,320. The note will be retired between October 1, 2002. The interest rate on this note is 9.6% per annum. Principal reduction of this notes was scheduled to be $11,582.84 in 2000, $12,812.54 in 2001, and $12,924.17 in 2002. This note was paid off ahead of schedule by paying the entire amount due by the end of 2000.

Note 9  Commitments

The company is obligated under a long-term lease for office space. The lease expires August 31, 2001. Minimum lease payments are as follows:

         For the year ended 2000                              $17,940
         For the period Jan-Aug 2001                           11,960
                                                              ---------
         Total                                                $29,900


Note 10 Subsequent  Events

The company was acquired by MTSI, Incorporated during 2001.

Note 11 Related Party Transactions

Preston David Spurlin is the majority stock holder in both Epic Communications, Inc,. and MTSI, Incorporated. As of December 31, 1999 MTSI, Incorporated had made loans to Epic communications, Inc, of $37,319.55.

The company had a payable to MTSI, Incorporated as of December 31, 1999 of $3,826 and $63,843 as of December 31, 2000.

The company had loans to its two stockholders of $510 to David Surplin and $490 to Dwayne Griffin as of December 31, 1999 and 2000.

In August 1999 the company sold David Spurlin 510 shares of company stock and Dwayne Griffin 490 shares of the company stock.

(d)Pro Forma Financial Information (Unaudited)

INTRODUCTION TO MICROWAVE TRANSMISSION SYSTEMS UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

         On August 30, 2001, the Company closed the acquisition via merger of CKS, Viper and Epic, three Texas corporations engaged in the same business as the company of constructing and maintaining wireless communications transmitting and receiving facilities for providers of wireless communication services (the "Acquired Businesses"). The transactions are structured as mergers of the Acquired Businesses into three wholly owned subsidiaries of the Company formed for the purpose of effecting the mergers. The Acquired Businesses will continue to operate as separate subsidiaries under their same names before the transactions. Consideration for the mergers consisted of 5,378,796 shares of the Company's Common Stock and cash in the amount of $2,514,168. Such cash was obtained from the proceeds of a loan from Comerica Bank - Texas. Of such consideration, 2,017,932 shares of common stock will be issued, and $894,975.17 of the cash will be paid to P. David Spurlin, the Chief Executive Officer of the Company and the controlling shareholder of the Acquired Businesses. The merger consideration was determined based upon an internal valuation using a formula of five times estimated earnings for the year ending December 31, 2001. The merger agreements provide that the Company will be obligated to issue additional shares if the audited after tax income for any of the merged companies exceed the estimated earnings used to determine the valuation.

         The following unaudited pro forma consolidated condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the consolidated results of operations for future periods or the results of operations that actually would have been realized had the Company and the Acquired Businesses been combined companies during the specified periods. The unaudited pro forma consolidated condensed financial statements, including the related notes, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements and related notes of the Company which are included in the Company's annual report on Form 10-KSB for the year ended December 31, 2000, and the historical financial statements and related notes of each of the Acquired Businesses which are included elsewhere in this document.

         The unaudited pro forma consolidated condensed statements of operations for the years ended December 31, 1999 and 2000, give effect to the acquisition of the Acquired Businesses by the Company as if it had taken place on January 1, 1999, and is based on the historical statements of operations of the Company and the Acquired Businesses for the years ended December 31, 1999 and 2000. The unaudited pro forma consolidated condensed statement of operations for the nine months ended September 30, 2001, gives effect to the acquisition of the Acquired Businesses by the Company as if it had taken place on January 1, 2001, and is based on the historical statements of operations of the Company and each of the Acquired Businesses for the nine months ended September 30, 2001. The unaudited pro forma consolidated condensed statement of operations for the nine months ended September 30, 2000, gives effect to the acquisition of the Acquired Businesses by the Company as if it had taken place on January 1, 2000, and is based on the historical statements of operations of the Company and each of the Acquired Businesses for the nine months ended September 30, 2000.

         The unaudited pro forma consolidated condensed financial information has been prepared on the basis of assumptions described in the notes to the unaudited pro forma consolidated condensed financial statements. In the opinion of management, all adjustments necessary to present fairly this unaudited pro forma consolidated condensed financial information have been made.

                      Microwave Transmission Systems, Inc.
       Unaudited Pro Forma Consolidated Condensed Statements of Operations

                  For the Nine Months Ended September 30, 2001

                                                    Epic            Microwave     Viper
                                    CKS Management, Communications, Transmission  Communication            Pro Forma     Pro Forma
                                    Inc.            Inc.            Systems,Inc.  Systems, Inc. Combined   Adjustments  Consolidated
                                    -----------------------------------------------------------------------------------------------

Net sales - Note A                   $3,354,817     $1,247,651    $8,907,167  $3,189,508     $16,699,142  $(2,209,582)  $14,489,561
Cost of sales - Note A                2,414,543        656,851     6,213,315   1,849,168      11,133,878   (2,050,466)    9,083,411
                                     ----------     -----------   ----------  ----------     -----------  -----------   ----------

         Gross profit                   940,274        590,800     2,693,851   1,340,340       5,565,265                  5,406,150

Operating expenses - Note A             599,390        279,058     1,869,998     751,385       3,499,830     (159,115)    3,340,715
                                     ---------      -----------   ----------  ----------     -----------  ------------- ----------

         Operating income               340,884        311,741       823,853     588,955       2,065,434                  2,065,434

Merger costs                                                          54,424                      54,424                     54,424
Amortization expense - Note B                                                                          -      135,525       135,525
Interest expense, net - Note C            8,918          4,493        38,288         356          52,055      104,567       156,622
                                     ----------     -----------   ----------  ----------     -----------  -----------   ----------

         Income before taxes            331,966        307,249       731,142     588,599       1,958,955                  1,718,863

Provision for income taxes - Note D     112,855        104,553       260,674     200,123         678,205      (35,553)      642,652
                                     ---------      -----------   ----------  ----------     -----------  -----------   ----------

         Net income                  $  219,112     $  202,696    $  470,467  $  388,476     $ 1,280,750                $ 1,076,211
                                     ==========     ===========   ==========  ==========     ===========                ===========


Net earnings per common share - basic and diluted                                                                            $ 0.09

Weighted average number of common shares outstanding - basic and diluted -
Note E                                                                                                                   11,756,353




           See accompanying notes to unaudited pro forma consolidated condensed financial statements.

                      Microwave Transmission Systems, Inc.
       Unaudited Pro Forma Consolidated Condensed Statements of Operations

                  For the Nine Months Ended September 30, 2000

                                          CKS            Epic                       Viper
                                  Management, Communications,               Communication                   Pro Forma    Pro Forma
                                         Inc.            Inc.    MTSI, Inc. Systems, Inc.   Combined      Adjustments  Consolidated
                                ---------------------------------------------------------------------------------------------------
                                ---------------------------------------------------------------------------------------------------

Net sales - Note A                $ 3,527,895  $   982,126     $ 6,373,713   $ 2,485,915   $13,369,649    $(1,473,756) $11,895,892
Cost of sales - Note A              2,420,664      611,507       4,026,398     1,356,701     8,415,270     (1,333,621)   7,081,648
                                  ------------ ------------    ------------  ------------  ------------   ------------ -----------

  Gross profit                      1,107,232      370,619       2,347,315     1,129,213     4,954,379                   4,814,244

Operating expenses - Note A           588,138      233,465       1,390,332       738,179     2,950,115       (140,135)   2,809,980
                                  ------------ ------------    ------------  ------------  ------------   ------------ -----------

  Operating income                    519,093      137,154         956,983       391,034     2,004,265                   2,004,265

Merger costs                                -            -               -             -             -                           -
Amortization expense - Note B                                                          -                      152,466      152,466
Interest expense, net - Note C          8,729        9,187          (1,007)        5,249        22,159         95,168      117,327
                                  ------------ ------------    ------------  ------------  ------------   ------------ -----------

  Income before taxes                 510,364      127,967         957,990       385,785     1,982,106                   1,734,472

Provision for income taxes -

Note D                                173,523       43,508         426,004       114,138       757,173        (32,357)     724,816
                                  ------------ ------------    ------------  ------------  ------------   ------------ -----------

  Net income                      $   336,841  $    84,459     $   531,986   $   271,647   $ 1,224,933                 $ 1,009,656
                                  ============ ============    ============  ============  ============                ===========



Net earnings per common share -
basic and diluted                                                                                                           $ 0.09


Weighted average number of
common shares outstanding -
basic and diluted - Note E                                                                                              11,637,365





            See accompanyingnotes to unaudited pro forma consolidated
                        condensed financial statements.

                      Microwave Transmission Systems, Inc.
       Unaudited Pro Forma Consolidated Condensed Statements of Operations

                   For the Fiscal Year Ended December 31, 2000

                                          CKS            Epic                        Viper
                                  Management, Communications,                Communication                  Pro Forma     Pro Forma
                                         Inc.            Inc.    MTSI, Inc.  Systems, Inc.     Combined   Adjustments  Consolidated
                                ----------------------------------------------------------------------------------------------------
                                ----------------------------------------------------------------------------------------------------

Net sales - Note A                $ 4,944,606  $ 1,310,650     $ 8,367,167   $ 3,743,716    $18,366,138  $(1,997,223)  $16,368,915
Cost of sales - Note A              3,575,946      812,645       5,337,635     2,048,550     11,774,777   (1,797,107)    9,977,670
                                  ------------ ------------    ------------  ------------   ------------ ------------  -----------

   Gross profit                     1,368,660      498,005       3,029,531     1,695,166      6,591,362                  6,391,246

Operating expenses - Note A           868,939      370,752       1,919,931     1,280,538      4,440,160     (200,116)    4,240,044
                                  ------------ ------------    ------------  ------------   ------------ ------------  -----------

   Operating income                   499,721      127,252       1,109,600       414,628      2,151,202                  2,151,202

Merger costs                                -            -               -             -              -                          -
Amortization expense - Note B                                                                         -      203,287       203,287
Interest expense, net - Note C         17,648       10,117             161         5,801         33,726      124,213       157,939
                                  ------------ ------------    ------------  ------------   ------------ ------------  -----------

   Income before taxes                482,073      117,135       1,109,439       408,827      2,117,475                  1,789,975

Provision for income taxes -
Note D                                163,905       19,170         488,306       139,001        810,382      (42,232)      768,150
                                  ------------ ------------    ------------  ------------   ------------ ------------  -----------

   Net income                     $   318,168  $    97,965     $   621,133   $   269,826    $ 1,307,093                $ 1,021,825
                                  ===========  ============    ============  ============   ============               ===========


Net earnings per common share -
basic and diluted                                                                                                            $ 0.09


Weighted average number of
common shares outstanding -
basic and diluted - Note E                                                                                              11,654,741






           See accompanying notes to unaudited pro forma consolidated condensed financial statements.

                      Microwave Transmission Systems, Inc.
       Unaudited Pro Forma Consolidated Condensed Statements of Operations

                   For the Fiscal Year Ended December 31, 1999


                                                            Microwave
                                     CKS            Epic Transmission          Viper
                             Management, Communications,     Systems,  Communication                 Pro Forma    Pro Forma
                                    Inc.            Inc.         Inc.  Systems, Inc.     Combined  Adjustments Consolidated
                           -------------------------------------------------------------------------------------------------

Net sales - Note A           $ 3,319,561  $   426,863     $ 6,472,964  $ 2,287,710    $12,507,098  $(1,549,764)  $10,957,333
Cost of sales - Note A         2,291,792      170,341       4,098,122    1,432,706      7,992,961   (1,433,014)    6,559,947
                             ------------ ------------    ------------ ------------   ------------ -----------   -----------

  Gross profit                 1,027,769      256,522       2,374,842      855,004      4,514,137                  4,397,386

Operating expenses - Note A      814,561      102,667       1,869,445      801,264      3,587,937     (116,751)    3,471,186
                             ------------ ------------    ------------ ------------   ------------ ------------  -----------

  Operating income               213,208      153,855         505,397       53,740        926,200                    926,200

Merger costs                           -            -               -            -              -                          -
Amortization expense -Note B
                                                                                                -      203,287       203,287
Interest expense, net -

Note C                             5,231        2,183          19,531       20,586         47,531      129,779       177,310
                             ------------ ------------     ----------- ------------   ------------ -----------   -----------

  Income before taxes            207,978      151,672         485,866       33,154        878,669                    545,603

Provision for income taxes

- Note D                          70,712       43,997         179,719       11,272        305,701      (44,125)      261,576
                             ------------ ------------    ------------ ------------   ------------ -----------   -----------

  Net income                 $   137,265  $   107,675     $   306,147  $    21,882    $   572,969                $   284,027
                             ============ ============    ============ ============   ============               ===========


Net earnings per common share - basic
and diluted                                                                                                          $ 0.03

Weighted average number of common
shares outstanding - basic and diluted
- Note E                                                                                                          11,263,065




           See accompanying notes to unaudited pro forma consolidated condensed financial statements.

Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements

         On August 30, 2001, the Company closed the acquisition via merger of CKS, Viper and Epic, three Texas corporations engaged in the same business as the company of constructing and maintaining wireless communications transmitting and receiving facilities for providers of wireless communication services (the "Acquired Businesses"). The transactions are structured as mergers of the Acquired Businesses into three wholly owned subsidiaries of the Company formed for the purpose of effecting the mergers. The Acquired Businesses will continue to operate as separate subsidiaries under their same names before the transactions. Consideration for the mergers consisted of 5,378,796 shares of the Company's Common Stock and cash in the amount of $2,514,168. Such cash was obtained from the proceeds of a loan from Comerica Bank - Texas. Of such consideration, 2,017,932 shares of common stock will be issued, and $894,975.17 of the cash will be paid to P. David Spurlin, the Chief Executive Officer of the Company and the controlling shareholder of the Acquired Businesses. The merger consideration was determined based upon an internal valuation using a formula of five times estimated earnings for the year ending December 31, 2001.

         The purchase of the Acquired Businesses from P. David Spurlin, the Chief Executive Officer of the Company and the controlling shareholder of the Acquired Businesses, was recorded as a transfer of shares between companies under common control Per AICPA Accounting Interpretation of APB 16. Per APB 16, the portion of the transaction related to Mr. Spurlin's ownership was accounted for at historical cost in a manner similar to pooling of interest accounting. As such, no goodwill was recognized. The amount of cash disbursed to P. David Spurlin in excess of the net assets for each of the Acquired Businesses was accounted for as a distribution.

         The purchase of the Acquired Businesses from the minority shareholders was accounted for under the purchase method of accounting in accordance with AICPA's Accounting Interpretation of APB 16. The total purchase price was allocated to each of the Acquired Businesses' tangible and identifiable intangible assets acquired and assumed liabilities based on the relative fair values, which the Company estimated to be the book value at the date of purchase. The amounts and components of the estimated purchase price along with the preliminary allocation of the estimated purchase price to the net assets purchased are as follows:

-----------------------------------------------------------------------------------------------------------
                                         CKS Management, Inc.   Epic Communications,   Viper Communication
                                                                                Inc.         Systems, Inc.
---------------------------------------- --------------------- ---------------------- ---------------------
Consideration
   Cash                                         $  900,000.00          $  341,515.00         $1,272,653.00
   Stock                                         1,867,040.70           1,971,000.00          4,015,001.46
                                                ------------           -------------         -------------
      Total Consideration                        2,767,040.70           2,312,515.00          5,287,654.46

FMV of Assets Acquired                             902,529.57             354,423.91            997,458.84
                                                -------------          -------------         -------------
      Goodwill                                  $1,864,511.13          $1,958,091.09         $4,290,195.62

Goodwill Recorded in Purchase of                $1,243,007.43          $  979,045.55         $2,860,130.41
    Minority Interest
---------------------------------------- --------------------- ---------------------- ---------------------

     The common stock issued was valued based on the average closing price of the Company's common stock from May 12, 2001 through May 22, 2001, 5 days prior to and 5 days after the announcement of the merger on May 17, 2001, discounted by 15%. A discount of 15% was applied to the average closing stock price to arrive at a fair value of the restricted stock issued in the transactions. The discount rate took into consideration the holding period and other restrictions under Rule 144, the limited trading volume in the Company stock and an average of the discount rates used in comparable transactions.

      (1) Unaudited Pro Forma Consolidated Statements of Operations

         The unaudited pro forma consolidated condensed statements of operations give effect to the acquisition as if it had occurred on January 1, 1999.

         The following adjustments have been reflected in the unaudited pro forma consolidated condensed statements of operations:

            A. To eliminate inter-company transactions.

            B. To record the amortization of goodwill and intangible assets resulting from the allocation of the purchase price for the Acquired Businesses. The pro forma adjustment assumes goodwill and other intangible assets acquired from the Acquired Businesses will be amortized on a straight-line basis over estimated life of 25 years.

            C. Adjustment to reflect the net increase in interest expense based upon a presumption of the execution of the transactions described below:

                 --------------------------------------- ----------------- ---------------- ---------------- -----------------
                                                         Fiscal Year 1999      Fiscal Year      Nine Months       Nine Months
                                                                                      2000    Ended 9/30/00     Ended 9/30/01
                 --------------------------------------- ----------------- ---------------- ---------------- -----------------

                 Issuance of short-term debt               $ 91,779.05       $ 91,779.05       $ 68,834.28      $ 68,834.28
                 borrowings at 6.5% interest rate
                 ---------------------------------------
                 Issuance of term debt at 6.0%               66,000.00         66,000.00         49,500.00        49,500.00
                 interest rate
                 ---------------------------------------
                 Elimination of interest on certain        $(28,000.00)      $(33,566.00)      $(23,166.00)     $(13,767.00)
                 Acquired Businesses' debt which is
                 assumed repaid
                 ---------------------------------------
                 Net increase in interest expense          $129,779.05       $124,213.05       $ 95,168.28      $104,567.28
                 --------------------------------------- ----------------- ---------------- ---------------- -----------------



            D. The income tax impact, assuming an effective tax rate of 34%, applied to the deductible pro forma adjustments to the consolidated condensed statement of operations described above. (Note: the amortization of goodwill described in note (a) above and merger costs are not tax benefited.)

            E. To reflect the common shares issued as consideration for the acquisition of CKS, Viper and EPIC.

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